EXHIBIT 99.1

News Release

                                                                                                                                               Independent Bank Corporation

230 West Main Street

                                                                                                                                                                      Ionia, MI 48846

                                                                                                                                                                          616.527.5820

For Release:        Immediately

Contact:                Robert Shuster, Chief Financial Officer, 616.522.1765

INDEPENDENT BANK CORPORATION

ANNOUNCES DATE FOR ITS THIRD QUARTER 2010 EARNINGS RELEASE

IONIA, Mich., Sept. 30, 2010 — Independent Bank Corporation (Nasdaq: IBCPD), the holding company of Independent Bank, a Michigan-based community bank, announced that it expects to issue its 2010 third quarter financial results on Thursday, Nov. 4, 2010 at approximately 4:30 pm ET.  The date of this release is intended to coincide with the approximate date of the filing of the Company’s Quarterly Report on Form 10-Q for the quarter ended Sept. 30, 2010.  The release will be available on the Internet at IndependentBank.com within the “News” section of the “Investor Relations” area of the Company’s website.

About Independent Bank Corporation

Independent Bank Corporation (Nasdaq Symbol: IBCPD) is a Michigan-based bank holding company with total assets of approximately $2.7 billion.  Founded as First National Bank of Ionia in 1864, Independent Bank Corporation now operates over 100 offices across Michigan’s Lower Peninsula through one state-chartered bank subsidiary.  This subsidiary (Independent Bank) provides a full range of financial services, including commercial banking, mortgage lending, investments and title services.  Independent Bank Corporation is committed to providing exceptional personal service and value to its customers, stockholders and the communities it serves.

For more information, please visit our website at:  www.IndependentBank.com

Any statements in this news release that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as "expect," "believe," "intend," "estimate," "project," "may" and similar expressions are intended to identify forward-looking statements. These forward-looking statements are predicated on management's beliefs and assumptions based on information known to Independent Bank Corporation's management as of the date of this news release and do not purport to speak as of any other date. Forward-looking statements include descriptions of plans and objectives of Independent Bank Corporation's management for future or past operations, products or services, and forecasts of the Company's revenue, earnings or other measures of economic performance. Such statements reflect the view of Independent Bank Corporation's management as of this date with respect to future events and are not guarantees of future performance, involve assumptions and are subject to substantial risks and uncertainties, such as the changes in Independent Bank Corporation's plans, objectives, expectations and intentions. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, the Company’s actual results could differ materially from those discussed. Factors that could cause or contribute to such differences include the ability of Independent Bank Corporation to meet the objectives of its capital restoration plan, the ability of Independent Bank to remain well-capitalized under federal regulatory standards, the pace of economic recovery within Michigan and beyond, changes in interest rates, changes in the accounting treatment of any particular item, the results of regulatory examinations, changes in industries where the Company has a concentration of loans, changes in the level of fee income, changes in general economic conditions and related credit and market conditions, and the impact of regulatory responses to any of the foregoing. Forward-looking statements speak only as of the date they are made. Independent Bank Corporation does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this news release or in any documents, Independent Bank Corporation claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.